UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2010
DIVERSIFIED RESTAURANT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53577	03-0606420

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27680 Franklin Road Southfield, Michigan	48034

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 223-9160

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On March 16, 2010, Diversified Restaurant Holdings, Inc. issued a press release announcing its results for the quarter and year ended December 27, 2009. A copy of the press release is attached hereto as Exhibit 99.1.
The information contained herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits.
Exhibit 99.2      Press Release, dated March 16, 2010.
SIGNATURES
In accordance with Section 13 or 15(d) of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.
Dated: March 19, 2010	By:	/s/ T. Michael Ansley
		Name:	T. Michael Ansley
		Title:	President

2